Exhibit 21
                          THERMO INSTRUMENT SYSTEMS INC.
                          Subsidiaries of the Registrant

As of February 28, 1997, the Registrant owned the following subsidiaries:

                                                          STATE OR     PERCENT
                         NAME                         JURISDICTION OF     OF
                                                       INCORPORATION  OWNERSHIP
  -----------------------------------------------------------------------------
      Analytical Instrument Development, Inc.         Pennsylvania       100
      Eberline Instrument Company Limited             United Kingdom     100
      Eberline Instrument Corporation                 New Mexico         100
      Epsilon Industrial Inc.                         Texas              100
      Flow Automation (UK) Limited                    United Kingdom     100
      Gas Tech Inc.                                   California         100
        Gas Tech Australia, Pty. Ltd.                 Australia          50*
        Gas Tech Partnership                          California         50*
        Gastech Instruments Canada Ltd.               Canada             100
      Houston Atlas Inc.                              Texas              100
      Metrika Systems Corporation                     Delaware            84
        Eberline Radiometrie S.A.                     France             100
        Gamma-Metrics                                 California         100
           Gamma-Metrics International F.S.C. Inc.    Guam               100
        Thermo Instrument Systems GmbH                Germany            100
           Eberline Instruments GmbH                  Germany            100
        Thermo Instrument Systems Limited             United Kingdom     100
      National Nuclear Corporation                    California         100
      Optek-Nicolet Holdings Inc.                     Wisconsin          100
      Thermo Instrument Controls Limited              United Kingdom     100
        Thermo Optek Corporation                      Delaware            93
        (additionally, .30% of the shares are owned
         directly by The Thermo Electron Companies
         Inc.)
           ARL Applied Research Laboratories S.A.     Switzerland        100
             Fisons Instruments (Proprietary)         South Africa       100
              Limited
             Thermo Optek Wissenschaftliche Gerate    Austria            100
              GesmbH
           ATI Acquisition Corp.                      Wisconsin          100
             Mattson Instruments Limited              United Kingdom     100
             Thermo Elemental Limited                 United Kingdom     100
             Thermo Optek Limited                     United Kingdom     100
                Unicam Limited                        United Kingdom     100
                  Unicam Export Limited               United Kingdom     100
             Unicam Analytical Inc.                   Canada             100
             Unicam Analytical Technology The         The Netherlands    100
              Netherlands B.V.
             Unicam Italia SpA                        Italy              100
             Unicam S.A.                              Belgium            100
           Fisons Instruments Inc.                    Canada             100
           Fisons Instruments Nordic AB               Sweden             100
           Nicolet Instrument Corporation             Wisconsin          100
             Nicolet Japan K.K.                       Japan              100
             Spectra-Tech, Europe Limited             United Kingdom     100
             Spectra-Tech, Inc.                       Wisconsin          100
           Nicolet Instrument GmbH                    Germany            100
           Optek Securities Corporation               Massachusetts      100
                                                                 Page 1PAGE

                          THERMO INSTRUMENT SYSTEMS INC.
                          Subsidiaries of the Registrant

                                                          STATE OR     PERCENT
                         NAME                         JURISDICTION OF     OF
                                                       INCORPORATION  OWNERSHIP
  -----------------------------------------------------------------------------
           Planweld Holding Limited                   United Kingdom     100
             Nicolet Instrument Limited               United Kingdom     100
             Planweld Limited                         United Kingdom     100
                Hilger Analytical Limited             United Kingdom     100
             Thermo Electron Limited                  United Kingdom     100
           Thermo Instrument Systems Japan            Delaware           100
            Holdings, Inc.
             Nippon Jarrell-Ash Company, Ltd.         Japan              100
           Thermo Jarrell Ash Corporation             Massachusetts      100
             Baird Do Brazil Representacoes Ltda.     Brazil             100
             Beijing Baird Analytical Instrument      China              100
              Technology Co. Limited
             Thermo Instrument Systems (F.E.)         China              100
              Limited
             Thermo Instruments (Canada) Inc.         Canada             100
                Eberline Instruments (Canada) Ltd.    Canada             100
           Thermo Optek France S.A.                   France             100
           Thermo Optek Holding B.V.                  The Netherlands    100
             Baird Europe B.V.                        The Netherlands    100
                Baird France S.A.R.L.                 France             100
             Thermo Group B.V.                        The Netherlands    100
           Thermo Vision Corporation                  Delaware           100
             CID Technologies Inc.                    New York           100
             Laser Science, Inc.                      Delaware           100
             Oriel Instruments Corporation            Delaware           100
                Oriel Foreign Sales Corp.             U.S. Virgin        100
                                                      Islands
             Scientific Measurement Systems Inc.      Colorado           100
        ThermoSpectra Corporation                     Delaware            75
        (additionally, .88% of the shares are owned
         directly by The Thermo Electron Companies
         Inc.)
           Diametrix Detectors, Inc.                  Delaware            50
           Gould Instrument Systems, Inc.             Ohio               100
           Kevex Instruments Inc.                     Delaware           100
           Kevex X-Ray Inc.                           Delaware           100
             Nicolet Instrument Technologies Inc.     Wisconsin          100
           NORAN Instruments Inc.                     Wisconsin          100
           Park Acquisition Corp.                     Delaware           100
           ThermoSpectra  B.V.                        The Netherlands    100
             Nicolet Technologies B.V.                The Netherlands    100
                Bakker Electronics Limited            United Kingdom     100
             NORAN Instruments B.V.                   The Netherlands    100
           ThermoSpectra GmbH                         Germany            100
             Gould Nicolet Messtechnik GmbH           Germany            100
                NORAN Instruments GmbH                Germany            100
             ThermoSpectra Limited                    United Kingdom     100
                Nicolet Technologies Ltd.             United Kingdom     100
             Thermo Spectra S.A.                      France             100
                Nicolet Technologies S.A.R.L.         France             100
                                                              Page 2PAGE

                          THERMO INSTRUMENT SYSTEMS INC.
                          Subsidiaries of the Registrant

                                                          STATE OR     PERCENT
                         NAME                         JURISDICTION OF     OF
                                                       INCORPORATION  OWNERSHIP
  -----------------------------------------------------------------------------
      Quest-Finnigan Holdings Inc.                    Virginia           100
      Quest-TSP Holdings Inc.                         Delaware           100
        ThermoQuest Corporation                       Delaware            93
        (50% of which shares are owned
         directly by Quest-Finnigan Holdings Inc.)
        (additionally, .12% of the shares are owned
         directly by The Thermo Electron Companies
         Inc.)
           Finnigan FT/MS Inc.                        Delaware           100
           Finnigan Corporation                       Delaware           100
             Finnigan Instruments, Inc.               New York           100
             Finnigan International Sales, Inc.       California         100
             Finnigan MAT China, Inc.                 California         100
             Finnigan MAT (Delaware), Inc.            Delaware           100
             Finnigan MAT Instruments, Inc.           Nevada             100
             Finnigan MAT International Sales, Inc.   California         100
             Finnigan MAT (Nevada), Inc.              Nevada             100
                Finnigan MAT AG                       Switzerland        100
                Finnigan MAT Canada, Ltd.             Canada             100
                Finnigan MAT GmbH                     Germany            100
                Finnigan MAT S.R.L.                   Italy              100
                  Thermo Separation Products S.R.L.   Italy              100
                Thermo Instruments Australia Pty      Australia          100
                 Limited
                ThermoQuest Ltd.                      United Kingdom     100
                  Finnigan MAT Ltd.                   United Kingdom     100
                     Finnigan MAT AB                  Sweden             100
                  Thermo Separation Products Ltd.     United Kingdom     100
             Finnigan Properties, Inc.                California         100
             Masslab Limited                          United Kingdom     100
           ThermoQuest B.V.                           The Netherlands    100
             Thermo Separation Products B.V.          The Netherlands    100
                Thermo Separation Products B.V. B.A.  Belgium            100
           ThermoQuest France S.A.                    France             100
             Finnigan Automass S.A.                   France             100
             Finnigan MAT S.A.R.L.                    France             100
             Thermo Separation Products S.A.          France             100
           ThermoQuest Italia S.p.A.                  Italy              100
           ThermoQuest Spain S.A.                     Spain              100
           ThermoQuest Wissenschaftliche Gerate GmbH  Austria            100
           Thermo Separation Products AG              Switzerland        100
           Thermo Separation Products Inc.            Delaware           100
           ThermoQuest GmbH                           Germany            100
             Thermo Separation Products GmbH          Germany            100
           ThermoQuest K.K.                           Japan              100
      SID Instruments Inc.                            Delaware           100
        FI Instruments Inc.                           Delaware           100
        Fisons Instruments BV                         The Netherlands    100
        Fisons Instruments NV                         Belgium            100
                                                                 Page 3PAGE

                          THERMO INSTRUMENT SYSTEMS INC.
                          Subsidiaries of the Registrant

                                                          STATE OR     PERCENT
                         NAME                         JURISDICTION OF     OF
                                                       INCORPORATION  OWNERSHIP
  -----------------------------------------------------------------------------
        Fisons Instruments K.K.                       Japan              100
        Fisons Instruments S.A.                       France             100
        HB Instruments Inc.                           Delaware           100
        NK Instruments Inc.                           Delaware           100
        Thermo Capillary Electrophoresis Inc.         Delaware           100
        Thermo Haake Ltd.                             United Kingdom     100
        Thermo Haake (U.K.) Limited                   United Kingdom     100
        Thermo Instrument (S.E.A.) Pte Limited        Singapore          100
        Thermo Instrumentos Cientificos S.A.          Spain              100
        Thermo VG Systems Limited                     United Kingdom     100
      Spectrace Instruments Inc.                      California         100
      Thermo BioAnalysis Corporation                  Delaware            67
      (4.7% of which shares are owned directly by
        Quest-TSP Holdings Inc. and 2% of which
        shares are owned directly by
        Quest-Finnigan Holdings Inc.)
        Dynatech Laboratories spol. s.r.o.            Czech Republic     100
        DYNEX Technologies (Asia) Inc.                Delaware           100
        DYNEX Technologies Inc.                       Virginia           100
        Thermo BioAnalysis GmbH                       Germany            100
           Dynatech Deutschland GmbH                  Germany            100
           Thermo LabSystems Vertriebs GmbH           Germany            100
        Thermo BioAnalysis (Guernsey) Ltd.            Channel Islands    100
        Thermo BioAnalysis Holding, Limited           United Kingdom     100
           Dynex Technologies Limited                 United Kingdom     100
           Thermo BioAnalysis Ltd.                    United Kingdom     100
           Thermo FAST UK Limited                     United Kingdom     100
           Thermo LabSystems Limited                  United Kingdom     100
        Thermo BioAnalysis S.A.                       France             100
           Thermo LabSystems S.A.R.L.                 France             100
        Thermo LabSystem (Australia) Pty Limited      Australia          100
        Thermo LabSystems Inc.                         Massachusetts     100
      Thermo Environmental Instruments Inc.           California         100
      Thermo Instrument Controls Inc.                 Delaware           100
        Flow Automation Inc.                          Texas              100
        Thermo Instrument Controls de Mexico,         Mexico             100
         S.A. de C.V.(1% of which shares are
         owned directly by Thermo Instrument
         Systems Inc.)
        VG Gas Analysis Systems Inc.                  Massachusetts      100
      Thermo Instruments do Brasil Ltda.              Brazil             100
      (1% of which shares are owned directly
       by Thermo Jarrell Ash Corporation)
      TN Technologies Inc.                            Texas              100
        Kay-Ray/Sensall, Inc.                          Delaware          100
        TN Technologies Canada Inc.                   Canada             100
      VG Gas Analysis Limited                         United Kingdom     100
      Van Hengel Holding B.V.                         The Netherlands    100
        Eberline Monitoring GmbH                      Germany            100
        Fisons Instruments Vertriebs GmbH             Germany            100
                                                                 Page 4PAGE

                          THERMO INSTRUMENT SYSTEMS INC.
                          Subsidiaries of the Registrant

                                                          STATE OR     PERCENT
                         NAME                         JURISDICTION OF     OF
                                                       INCORPORATION  OWNERSHIP
  -----------------------------------------------------------------------------
           Gebruder Haake GmbH                        Germany            100
        Thermo Instrument Systems B.V.                The Netherlands    100
           Euroglas B.V.                              The Netherlands    100
           Thermo Automation Services  (ThAS) B.V.    The Netherlands    100
           This Analytical B.V.                       The Netherlands    100
           This Gas Analysis B.V.                     The Netherlands    100
           This Lab Systems B.V.                      The Netherlands    100
           This Scientific B.V.                       The Netherlands    100
        Thermo Instruments GmbH                       Germany            100
        Thermo Jarrell Ash, S.A.                      Spain              100
        TN Spectrace Europe B.V.                      The Netherlands    100
      Westronics Inc.                                 Texas              100

* Joint Venture/Partnership